SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 7, 2002
(Date of earliest event reported)

THE MANITOWOC COMPANY, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 S. 16th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

Registrant's telephone number, including area code (920-684-4410)

Item 5. Other Events

On October 7, 2002 the company issued the press release attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

See the Exhibit Index following the Signature page of this Report, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: October 8, 2002	/s/ Carl J. Laurino
Carl J. Laurino
Treasurer and Interim Chief Financial Officer

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX
TO
FORM 8-K CURRENT REPORT

Dated as of October 7, 2002

Exhibit No.	Description	Filed Herewith

99	Press release dated October 7, 2002	X